Vessels, Net	6 Months Ended
Jun. 30, 2025
Vessels, Net [Abstract]
Vessels, Net
6.          Vessels, Net:
The amounts in the accompanying unaudited interim condensed consolidated balance sheet are analyzed as follows:

June 30, 2025
Cost:
Beginning balance	610,137
- Additions	38,173
Ending balance	648,310

Accumulated depreciation:
Beginning balance	(125,645)
- Depreciation for the period	(14,465)
Ending balance	(140,110)

Net book value	508,200

Details of the Company’s vessels, net are discussed in Note 6 of the consolidated financial statements for the year ended December 31, 2024, included in the Company’s 2024 Annual Report on Form 20-F filed with the SEC on March 21, 2025.

Acquisition

On December 12, 2024, the Company entered into an agreement with an unaffiliated party for the purchase of a secondhand Newcastlemax vessel, the Meiship, for a gross purchase price of $37,000. Delivery of the vessel took place on February 27, 2025. The acquisition of the vessel was financed with cash on hand and through the February 2025 Piraeus Bank Loan Facility (Note 8).

During the six-months ended June 30, 2025, an amount of $1,173 of improvements were capitalized that concern improvements on vessels performance and meeting environmental standards mainly due to installation of ballast water treatment systems and other energy saving devices. The cost of these additions was accounted as major improvement and was capitalized and will be depreciated over the remaining useful life of the vessel.  Amounts paid within the year for the additions are included in “Vessels acquisitions and improvements” under “Cash flows from investing activities” in the unaudited interim condensed consolidated statement of cash flows.

As of June 30, 2025, all vessels, except for the vessels financed through other financial liabilities for which ownership is held by the lessors (i.e., sale and leaseback agreements) are mortgaged to secure loans of the Company (Note 8).